First Midwest Bancorp, Inc.

Earnings Call Presentation

2019 Second Quarter

July 24, 2019

Q2 '19 PERFORMANCE HIGHLIGHTS

- EPS $0.43, consistent with Q1 '19 and up from $0.29 for Q2 '18
  EPS, adjusted[1] $0.50, up 9% from Q1 '19 and 25% from Q2 '18
- ROATCE, adjusted[1] 16.0%, up 64 bps from Q1 '19 and 114 bps from Q2 '18
- Total loans $13bn, up 8% from Q1 '19 and 15% from Q2 '18
- Average deposits $13bn, up 6% from Q1 '19 and 14% from Q2 '18
- NII $150mm, up 8% from Q1 '19 and 18% from Q2 '18
- Efficiency ratio[1] 55%, improved from 56% in Q1 '19 and 60% in Q2 '18
- Declared dividends per share of $0.14, up 17% from Q1 '19 and 27% from Q2 '18
- Completed the Bridgeview acquisition, adding ~$1.2bn of assets, ~$700mm of loans, and ~$1.0bn of deposits, net of fair value adjustments
- Repurchased ~1.0mm shares of our common stock at a cost of $21mm



STRONG EARNINGS AND GROWTH POSITIONING FOR FUTURE SUCCESS

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms" and "Footnotes" slides for details on the calculations of these metrics, definitions of certain terms, and footnotes used.

LOANS



$12,520
$11,569
$10,892
19%
29%
13%
39%
20%
28%
12%
40%
22%
28%
11%
39%
Q2 '18
Q1 '19
Q2 '19
C&I and agricultural
Owner-occupied CRE
Investor CRE
Consumer

Highlights

- Up 8% from Q1 '19, 9% annualized excluding Bridgeview
  - Strong C&I growth
  - CRE impacted by payoffs
  - Consumer growth reflects purchased as well as organic activity
  - Bridgeview acquisition added ~$700mm at close, net of fair value adjustments
- Up 15% from Q2 '18, 9% excluding Bridgeview
- Average loans grew 5% and 11% from Q1 '19 and Q2 '18, respectively
- Mix remains relatively unchanged
- Loan yield, excluding accretion[1], was 4.94%, consistent with Q1 '19 and up 33 bps from Q2 '18, reflective of higher rates

Outlook

High-single to low-double digit growth

Dollars in millions
Balances shown are end of period
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

ASSET QUALITY

Non-performing Assets


2.00%
1.00%
0.00%
0.70%
0.79%
0.77%
Q2 '18
Q1 '19
Q2 '19
NPAs / Loans + Foreclosed Assets

Net Charge-offs


0.70%
0.40%
0.10%
0.43%
0.36%
0.37%
0.32%
0.38%
0.31%
Q2 '18
Q1 '19
Q2 '19
Provision / Avg Loans (2)
NCOs / Avg Loans (2)

Allowance


1.50%
1.00%
0.50%
1.00%
0.90%
1.00%
0.91%
0.98%
0.85%
Q2 '18
Q1 '19
Q2 '19
Allowance / Loans, excluding acquired loans
Allowance / Loans

Highlights

- NPAs reflect normal fluctuations
- NCOs to average loans of 0.31% within normalized range
- Provision reflects NCOs, loan growth, and underlying loan mix

Outlook

- **NCOs expected in the 30 bps range**
- **Provision expense approximates NCOs and loan growth**

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

DEPOSITS



$11,378
16%
16%
18%
18%
32%
$12,165
22%
15%
17%
17%
29%
$12,934
22%
15%
17%
16%
30%
78% Core
Q2 '18
Q1 '19
Q2 '19
Demand
Savings
NOW
Money Market
Time

Highlights

- Average deposits up 6% from Q1 '19, 2% excluding Bridgeview
  - Mix relatively unchanged, 63% retail, 25% commercial, 12% public
  - Bridgeview added ~$570mm of total average deposits
- Average deposits up 14% from Q2 '18, 9% excluding Bridgeview
- Loans to deposits of 95%
- Cost of deposits remains low at 60 bps, ~30 bps lower than peers(3)

Outlook

Commensurate with loan growth

Dollars in millions
Balances shown are QTD averages
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NET INTEREST INCOME

Net Interest Income Trend and Composition

	Q2 '18	Q1 '19	Q2 '19
Total interest-earning assets	$ 13,181	$ 14,035	$ **14,952**
NIM[1]	3.91 %	4.04 %	**4.06 %**
Accretion	(0.14)%	(0.18)%	**(0.28)%**
NIM, adjusted[1]	3.77 %	3.86 %	**3.78 %**



$127
$4
$139
$6
$150
$10
Q2 '18
Q1 '19
Q2 '19
NII
Accretion

Highlights

- NII up 8% from Q1 '19 and 18% from Q2 '18
  - Accretion up $4mm from Q1 '19 and $6mm from Q2 '18
- NIM, adjusted[1] of 3.78%, down 8 bps from Q1 '19 and consistent with Q2 '18
  - Reflective of the mix of interest-earning assets acquired in the Bridgeview transaction, actions taken to reduce rate sensitivity, and higher cost of funds
- Strong core deposit base allowed for modest increase in funding costs through 3 rate hikes since Q2 '18

Outlook

- **Low to mid-double digit NII growth**
  - **Every 25bps reduction in interest rates equates to $2-$3mm pre-tax in lower NII per quarter**
  - **Includes accretion of $30mm - $33mm**
- **NIM pressure expected for the remainder of year due to rates, potential actions to reduce rate sensitivity, and Bridgeview**

Dollars in millions
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST INCOME

Noninterest Income Trend and Composition



$37
$35
$39
Q2 '18
Q1 '19
Q2 '19
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (4)

Highlights

- Noninterest income up 10% from Q1 '19 and 4% from Q2 '18
  - Seasonally higher volumes drove a rise in deposit service charges, card-based, and capital market products income compared to Q1 '19
  - Wealth management fees up 5% from Q1 '19 and 11% from Q2 '18
  - Higher mortgage banking income due to increased volume
    - Lower MSRs compared to Q2 '18 partially offset the increase
  - Bridgeview, Northern Oak, and Northern States acquisitions contribute to increases

Outlook

Mid to high-single digit growth for the year

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

NONINTEREST EXPENSE

Noninterest Expense Trend and Composition

	Periods Ended			June 30, 2019 Percent Change From	
	Q2 '18	Q1 '19	**Q2 '19**	Q1 '19	Q2 '18
Noninterest expense as reported	$ 113	$ 102	**$ 114**	12%	1%
A&I related expenses	—	(4)	**(10)**	158	(100)
Delivering Excellence implementation costs	(15)	—	**—**	71	(97)
Noninterest expense, adjusted[1]	$ 98	$ 98	**$ 104**	6%	6%



$98
$98
$104
Q2 '18
Q1 '19
Q2 '19
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Other noninterest expense[5]

Highlights

- Noninterest expense, adjusted[1] of $104mm
  - Up 6% from both Q1 '19 and Q2 '18
  - Operating costs impacted by Bridgeview, Northern Oak, and Northern States acquisitions
- Controlled expenses as Delivering Excellence[8] recurring benefits continue to be realized
  - Efficiency ratio[1] of 55%, improved from 56% for Q1 '19 and 60% for Q2 '18

Outlook

Q4 '18 run rate of $98mm plus 3% inflation and ~$6mm each for Bridgeview in Q3 and Q4 '19

Dollars in millions

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

CAPITAL

	Q2 '18	Q4'18	Q1 '19	Q2 '19
Company Regulatory Capital Ratios:				
• CET1 capital to RWA	9.68%	10.20%	10.52%	10.11%
• Tier 1 capital to RWA	10.09%	10.20%	10.52%	10.11%
• Total capital to RWA	12.07%	12.62%	12.91%	12.57%
Company Tangible Common Equity Ratios[(1)]:				
• TCE to tangible assets	8.04%	8.59%	9.00%	8.57%
• TCE to RWA	9.16%	9.81%	10.29%	10.11%

Highlights

- Capital ratios consistent with Q4 '18 as strong earnings and deferred gains recognized due to the adoption of lease accounting guidance at the beginning of 2019 were offset by the Bridgeview and Northern Oak acquisitions, the impact of loan growth and securities purchases on RWA, and stock repurchases
- In addition, capital ratios compared to Q2 '18 were impacted by the phase-out of Tier 1 treatment of the Company's trust-preferred securities and the Northern States transaction in Q4 '18
- Repurchased ~1.0mm shares of Company common stock, or $21.2mm, in Q2 '19

Outlook

Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

OUTLOOK RECAP - FULL YEAR 2019

(Includes Bridgeview)

Loans and Deposits **(unchanged)**

- High-single to low-double digit loan growth
- Deposit growth commensurate with loan growth

NII and NIM

- Low to mid-double digit NII growth **(unchanged)**
  - Every 25 bps reduction in interest rates equates to $2-$3mm pre-tax in lower NII per quarter **(updated)**
  - Includes accretion of $30mm - $33mm **(updated)**
- NIM pressure expected for the remainder of year due to rates, potential actions to reduce rate sensitivity, and Bridgeview

Noninterest Income **(updated)**

- Mid to high-single digit growth for the year

Noninterest Expense **(unchanged)**

- Q4 '18 run rate of $98mm plus 3% inflation and ~$6mm each for Bridgeview in Q3 and Q4 '19

Asset Quality

- NCOs expected in the 30 bps range **(updated)**
- Provision expense approximates NCOs and loan growth **(unchanged)**

Taxes **(unchanged)**

- Effective tax rate expected to be approximately 25%

Capital **(unchanged)**

- Levels provide future flexibility

Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FINANCIAL RESULTS

	Q2 '18	Q1 '19	Q2 '19
Net Interest Income	$ 127	$ 139	**$ 150**
Loan Loss Provision	12	10	**12**
Noninterest Income	37	35	**39**
Noninterest Expense	113	102	**114**
Income before Income Taxes	39	62	**63**
Income Tax Expense	10	16	**16**
Net Income	$ 29	$ 46	**$ 47**
EPS	$ 0.29	$ 0.43	**$ 0.43**
EPS, Adjusted[1]	$ 0.40	$ 0.46	**$ 0.50**
ROATCE[2]	10.8%	14.4%	**13.8%**
ROATCE, Adjusted[1][2]	14.8%	15.3%	**16.0%**
Efficiency Ratio[1]	60%	56%	**55%**

Highlights

- Generated EPS of $0.43, consistent with Q1 '19 and up from $0.29 for Q2 '18
  - EPS, adjusted[1] of $0.50, up 9% from Q1 '19 and 25% from Q2 '18
  - Produced ROATCE, adjusted[1] of 16.0%, up 64 bps from Q1 '19 and 114 bps from Q2 '18
- Expanded NII to $150mm, up 8% from Q1 '19 and up 18% from Q2 '18
- Increased noninterest income 10% from Q1 '19 and 4% from Q2 '18
- Controlled noninterest expenses, reporting an efficiency ratio[1] of 55%, improved from 56% in Q1 '19 and 60% in Q2 '18

Dollars in millions, except per share data
Note: See the accompanying "Non-GAAP Financial Information," "Glossary of Terms," and "Footnotes" slides for details on the calculation of these metrics, definitions of certain terms, and footnotes used.

FORWARD-LOOKING STATEMENTS

This presentation, as well as any oral statements made by or on behalf of First Midwest, may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward," or "assume" and words of similar import. Forward-looking statements are not historical facts or guarantees of future performance but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements speak only as of the date made, and First Midwest undertakes no obligation to update any forward-looking statements.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2019, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, First Midwest's Delivering Excellence initiative, including costs and benefits associated therewith and the timing thereof, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of completed transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties and assumptions, including those discussed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2018, and in First Midwest's subsequent filings made with the SEC. These risks and uncertainties are not exhaustive, and other sections of these reports describe additional factors that could adversely impact First Midwest's business and financial performance.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

Appendix

NON-GAAP FINANCIAL INFORMATION

The Company's accounting and reporting policies conform to U.S.GAAP and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance.These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, adjusted, tax-equivalent NII (including its individual components), tax-equivalent NIM, tax-equivalent NIM, adjusted, loan yield, excluding accretion, noninterest expense, adjusted,TCE to tangible assets,TCE to RWA, ROATCE, and ROATCE adjusted.

The Company presents EPS, the efficiency ratio, and ROATCE, all adjusted for certain significant transactions.These transactions include acquisition and integration related expenses associated with completed and pending acquisitions (second and first quarters of 2019) and Delivering Excellence implementation costs (second and first quarters of 2019 and the second quarter of 2018). Management believes excluding these transactions from EPS, the efficiency ratio, and ROATCE may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics may enhance comparability for peer comparison purposes.

The Company presents noninterest expense, adjusted, which excludes Delivering Excellence implementation costs and A&I related expenses. Management believes that excluding these items from noninterest expense may be useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In addition, management believes that presenting tax-equivalent net interest margin, adjusted, and loan yield, excluding accretion, may enhance comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view,TCE measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers.These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the previously provided tables and the following reconciliations for details on the calculation of these measures to the extent presented herein.

Note: See the accompanying "Glossary of Terms" slide for definitions of certain terms used.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	June 30, 2018	March 31, 2019	June 30, 2019
Earnings Per Share			
Net income	$ 29,600	$ 46,058	$ 47,014
Net income applicable to non-vested restricted shares	(240)	(403)	(389)
Net income applicable to common shares	29,360	45,655	46,625
Adjustments to net income:			
A&I related expenses	—	3,691	9,514
Tax effect of A&I related expenses	—	(923)	(2,379)
Delivering Excellence implementation costs	15,015	258	442
Tax effect of Delivering Excellence implementation costs	(3,754)	(65)	(111)
Total adjustments to net income	11,261	2,961	7,466
Net income applicable to common shares, adjusted	$ 40,621	$ 48,616	$ 54,091
Weighted-average diluted common shares outstanding	102,159	105,770	108,467
Diluted EPS	$ 0.29	$ 0.43	$ 0.43
Diluted EPS, adjusted[7]	$ 0.40	$ 0.46	$ 0.50
Return on Average Tangible Common Equity			
Net income applicable to common shares	$ 29,360	$ 45,655	$ 46,625
Intangibles amortization	1,794	2,363	2,624
Tax effect of intangibles amortization	(449)	(591)	(656)
Total adjustments to net income[7]	11,261	2,961	7,466
Net income applicable to common shares, excluding intangibles amortization, adjusted[7]	$ 41,966	$ 50,388	$ 56,059
Average stockholders' equity	$ 1,890,727	$ 2,138,281	$ 2,241,569
Less: average intangible assets	(753,887)	(803,408)	(832,263)
Average TCE	$ 1,136,840	$ 1,334,873	$ 1,409,306
ROATCE, adjusted[2][7]	14.81%	15.31%	15.95%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended		
	June 30, 2018	March 31, 2019	June 30, 2019
Efficiency Ratio Calculation			
Noninterest expense	$ 113,416	$ 102,110	$ 114,142
Less:			
Net OREO expense	256	(681)	(294)
A&I related expenses	—	(3,691)	(9,514)
Delivering Excellence implementation costs	(15,015)	(258)	(442)
Total	$ 98,657	$ 97,480	$ 103,892
Tax-equivalent NII[2][6]	$ 128,442	$ 140,132	$ 151,492
Noninterest income	36,947	34,906	38,526
Total	$ 165,389	$ 175,038	$ 190,018
Efficiency ratio	59.65%	55.69%	54.67%
Tax-Equivalent NII / NIM			
NII	$ 127,403	$ 139,024	$ 150,312
Tax-equivalent adjustment	1,039	1,108	1,180
Tax-equivalent NII[2][6]	128,442	140,132	151,492
Less: accretion	(4,445)	(6,369)	(10,308)
Tax-equivalent NII, adjusted	$ 123,997	$ 133,763	$ 141,184
Average interest-earning assets	$ 13,181,410	$ 14,035,361	$ 14,952,044
NIM[2][6]	3.91%	4.04%	4.06%
NIM, adjusted[2][6]	3.77%	3.86%	3.78%
Loan Yield			
Tax-equivalent loan interest income[6]	$ 128,442	$ 145,531	$ 158,442
Less: accretion	(4,445)	(6,369)	(10,308)
Tax-equivalent loan interest income, adjusted	$ 123,997	$ 139,162	$ 148,134
Average loans	$ 10,788,284	$ 11,458,233	$ 12,022,470
Loan yield	4.77%	5.15%	5.29%
Loan yield, excluding accretion	4.61%	4.93%	4.94%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

NON-GAAP FINANCIAL INFORMATION

	Quarters Ended			
	June 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Risk-Based Capital Data				
Common stock	$ 1,124	$ 1,157	$ 1,157	$ 1,204
Additional paid-in capital	1,025,703	1,114,580	1,103,991	1,205,396
Retained earnings	1,122,107	1,192,767	1,273,245	1,304,756
Treasury stock, at cost	(200,971)	(200,994)	(186,763)	(207,973)
Goodwill and other intangible assets, net of deferred tax liabilities	(753,020)	(790,744)	(808,852)	(878,802)
Disallowed DTAs	(389)	(1,334)	(809)	(2,804)
CET1 capital	1,194,554	1,315,432	1,381,969	1,421,777
Trust-preferred securities	50,690	—	—	—
Other disallowed DTAs	(97)	(334)	—	—
Tier 1 capital	1,245,147	1,315,098	1,381,969	1,421,777
Tier 2 capital	244,795	311,391	312,840	345,078
Total capital	$ 1,489,942	$ 1,626,489	$ 1,694,809	$ 1,766,855
RWA	$ 12,345,200	$ 12,892,180	$ 13,131,237	$ 14,056,482
Adjusted average assets	$ 13,907,100	$ 14,782,327	$ 14,891,534	$ 15,863,145
Total capital to risk-weighted assets	12.07%	12.62%	12.91%	12.57%
Tier 1 capital to risk-weighted assets	10.09%	10.20%	10.52%	10.11%
CET1 to risk-weighted assets	9.68%	10.20%	10.52%	10.11%
Tier 1 capital to average assets	8.95%	8.90%	9.28%	8.96%
Tangible Common Equity				
Stockholders' equity	$ 1,883,563	$ 2,054,998	$ 2,159,471	$ 2,300,573
Less: goodwill and other intangible assets	(753,020)	(790,744)	(808,852)	(878,802)
TCE	$ 1,130,543	$ 1,264,254	$ 1,350,619	$ 1,421,771
Total assets	$ 14,818,076	$ 15,505,649	$ 15,817,769	$ 17,462,233
Less: goodwill and other intangible assets	(753,020)	(790,744)	(808,852)	(878,802)
Tangible assets	$ 14,065,056	$ 14,714,905	$ 15,008,917	$ 16,583,431
TCE to tangible assets	8.04%	8.59%	9.00%	8.57%
TCE to RWA	9.16%	9.81%	10.29%	10.11%

Amounts in thousands, except per share data
Note: See the accompanying "Glossary of Terms" and "Footnotes" slides for definitions of certain terms used and footnotes.

GLOSSARY OF TERMS

Allowance - Allowance for credit losses
A&I - Acquisition and integration related expenses
bn - Billion
bps - Basis points
Bridgeview - Bridgeview Bancorp, Inc.
C&I - Commercial and industrial
CET1 - Common equity Tier 1
Core Deposits - Represents demand, savings, NOW and money market deposits
CRE - Commercial real estate
DTA - Deferred tax asset
EPS - Earnings per share
First Midwest or the Company - First Midwest Bancorp, Inc.
Foreclosed Assets - OREO and other foreclosed assets
GAAP - U.S. generally accepted accounting principles
MSRs - Mortgage servicing rights
mm - Million
NCOs - Net charge-offs
NII - Net interest income
NIM - Tax-equivalent net interest margin
Northern Oak - Northern Oak Wealth Management, Inc.
Northern States - Northern States Financial Corporation
NOW - Negotiable order of withwdrawal
NPAs - Non-performing assets
OREO - Other real estate owned
QTD - Quarter-to-date
ROATCE - Return on average tangible common equity
RWA - Risk-weighted assets
SEC - Securities and Exchange Commission
TCE - Tangible common equity - represents common stockholders' equity less goodwill and identifiable intangible assets

FOOTNOTES

(1) This financial measure includes certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

(2) Annualized based on the actual number of days for each period presented.

(3) Refer to the Company's 2019 Annual Meeting Proxy Statement for a detailed list of the Company's peer group. Financial data as of March 31, 2019.

(4) Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

(5) Other noninterest expense includes advertising and promotions expense, net OREO expense, and other expenses.

(6) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate of 21%.

(7) Adjustments to net income for each period presented are detailed in the EPS non-GAAP reconciliation above.

(8) The Company initiated certain actions in connection with its Delivering Excellence initiative in the second quarter of 2018, demonstrating the Company's ongoing commitment to provide service excellence to its clients and maximizing both the efficiency and scalability of its operating platform.